UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2004

LEHMAN ABS CORPORATION (as depositor under the Sale Agreement, to be dated as of September 29, 2004, relating to the IndyMac Home Equity Loan Callable Asset-Backed Notes, Series 2004-2)

                           Lehman ABS Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-116432	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-116432) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:             /s/ Samir Tabet

       Name:  Samir Tabet

       Title:    Managing Director

Dated:  September 29, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

September 29, 2004

Lehman ABS Corporation

745 Seventh Avenue, 7th Floor

New York, New York  10019

Re:

Lehman ABS Corporation,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Lehman ABS Corporation, a Delaware corporation (the “Company”), in connection with the offering of the Company’s Callable Asset-Backed Notes, Series 2004-2 (the “Notes”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-116432) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on June 10, 2004.  As set forth in the prospectus dated September 27, 2004, as supplemented by a prospectus supplement dated September 27, 2004 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Notes will be issued under and pursuant to the conditions of an indenture dated as of September 29, 2004 (the “Indenture”), by and between IndyMac Home Equity Loan Trust 2004-2, as issuer (the “Note Trust”), and Deutsche Bank National Trust Company (“Deutsche Bank”), as indenture trustee (the “Indenture Trustee”).  The Notes will be secured by an Underlying Certificate conveyed to the Note Trust by the Company pursuant to the terms of a sale agreement dated as of September 29, 2004 (the “Sale Agreement”), by and among the Company, as note trust depositor, the Note Trust and the Indenture Trustee.  The Underlying Certificate represents a senior undivided ownership interest in a pool of home equity lines of credit (the “HELOCs”) contributed to IndyMac Certificate Trust 2004-2 (the “Underlying Certificate Trust”) by the Company pursuant to a pooling and servicing agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”), by and among the Company, as certificate trust depositor, IndyMac ABS, Inc., as mortgage loan transferor (the “Mortgage Loan Transferor”), IndyMac Bank, FSB (“IndyMac”), as seller (the “Seller”) and servicer, and Deutsche Bank, as certificate trustee (the “Certificate Trustee”).  The HELOCs were originated by the Seller and acquired by the Company indirectly from the Seller, pursuant to the mortgage loan purchase agreement dated as of September 1, 2004 (the “Mortgage Loan Purchase Agreement”), by and among the Seller, the Mortgage Loan Transferor and the Company, as purchaser.

We have examined a form of the Sale Agreement, the Pooling and Servicing Agreement, forms of the Notes, forms of the Underlying Certificates, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

Each of the Sale Agreement and the Pooling and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, and any other party thereto, the Sale Agreement and the Pooling and Servicing Agreement, respectively, will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

The issuance and sale of the Notes and the Underlying Certificates, respectively, have been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Indenture and the Pooling and Servicing Agreement, respectively, and delivered against payment therefor pursuant to the underwriting agreement dated September 27, 2004 (the “Underwriting Agreement”), between the Company and Lehman Brothers Inc. in the case of the Notes and the Mortgage Loan Purchase Agreement in the case of the Underlying Certificates, the Notes and the Underlying Certificates, respectively, will be duly and validly issued and outstanding, and entitled to the benefits of the Agreement.

(iii)

For federal income tax purposes, neither the Note Trust nor any portion of the Note Trust will be classified as an association or a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool within the meaning of section 7701(i) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Notes will be treated as debt for federal income tax purposes.  For federal income tax purposes, neither the Underlying Certificate Trust nor any portion of the Underlying Certificate Trust will be classified as an association or a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool within the meaning of section 7701(i) of the Code.

(iv)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP